Third Quarter 2023 Earnings Presentation Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the merger of equals (the “Merger”) between Allegiance Bancshares, Inc. and CBTX, Inc. which became effective on October 1, 2022, including future financial performance and operating results, the Company’s plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Stellar Bancorp, Inc. (“Stellar”) to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: the risk that the cost savings and any revenue synergies from the Merger may not be fully realized or may take longer than anticipated to be realized; disruption to our business as a result of the Merger; the risk that the integration of operations will be materially delayed or will be more costly or difficult than we expected or that we are otherwise unable to successfully integrate our legacy businesses; the amount of the costs, fees, expenses and charges related to the Merger; reputational risk and the reaction of our customers, suppliers, employees or other business partners to the Merger; changes in the interest rate environment, the value of Stellar’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of Stellar including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking and legislative and regulatory actions and reforms. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, the Company reviews pre-tax, pre-provision income; pre-tax, pre-provision ROAA; adjusted pre-tax, pre-provision income; adjusted pre-tax, pre-provision ROAA; adjusted efficiency ratio; the ratio of tangible equity to tangible assets; net interest margin (tax equivalent) excluding purchase accounting adjustments; and loan yield excluding accretion for internal planning and forecasting purposes. The Company has included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

3 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Stellar Bancorp, Inc. - Snapshot Houston’s largest regionally-focused bank  Valuable franchise in one of the best markets in the U.S.  Strong core earnings power and capital position  Principal banking subsidiary renamed Stellar Bank upon successful system conversion in February  Combination delivered scale, growth opportunities, and talent depth  Merger-of-equals between CBTX, Inc. and Allegiance Bancshares, Inc. became effective October 1, 2022 (NYSE: STEL) 9/30/2023 6/30/2023 Total assets 10,665,460$ 10,778,351$ Total loans 8,004,528 8,068,718 Total deposits 8,686,621 8,766,369 Total loans to total deposits 92.15% 92.04% Equity to assets 13.70% 13.53% Tangible equity to tangible assets (1) 8.37% 8.19% (Dollars in thousands)

$1.9 $1.9 $2.1 $2.5 $2.6 $3.0 $3.1 $5.5 $5.7 $6.7 $7.6 $7.8 $8.6 $10.2 $12.0 $27.2 $29.8 $157.3 Texas Independent BOK Regions Texas Capital Truist Comerica Third Coast Woodforest Prosperity Capital One Frost Cadence Stellar PNC Zions BofA Wells Fargo JPMorgan Focused on Serving the Houston Region 4 Note: Deposit market share based on FDIC data as of June 30, 2023. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro, Houston.org, Texas Medical Center, and Wallet Hub. Stel a Houston Region Market Share(1) Deposits ($B) Houston Percent of Houston T otal Assets Region Com pany Region Market Nam e ($B) Deposits ($B) Deposits (%) Share (%) JPMorgan 3,868 157.3 6.6 48.2 Wells Fargo 1,876 29.8 2.2 9.1 BofA 3,123 27.2 1.4 8.3 Zions 87.2 12.0 16.2 3.7 PNC 558 10.2 2.4 3.1 Stellar 10.8 8.6 97.7 2.6 Cadence 48.8 7.8 20.1 2.4 Frost 48.6 7.6 18.8 2.3 Capital One 468 6.7 1.9 2.0 Prosperity 39.9 5.7 20.9 1.8 Woodforest 9.6 5.5 69.7 1.7 Third Coast 4.0 3.1 90.9 0.9 Comerica 91.0 3.0 4.5 0.9 Truist 555 2.6 0.6 0.8 Texas Capital 29.0 2.5 10.7 0.8 Regions 156 2.1 1.6 0.6 BOK 49.2 1.9 5.7 0.6 Texas Independent 2.2 1.9 100.0 0.6 (1)

5 Third Quarter Financial Highlights (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. (2) Adjusted results exclude acquisition and merger-related expenses, core deposit intangible amortization, purchase accounting adjustments and gains and losses on the sale of assets. (3) Annualized. (4) Represents total noninterest expense divided by the sum of net interest income and noninterest income, excluding gains and losses on the sale of assets.  Reported third quarter 2023 net income of $30.9 million, or $0.58 per diluted share, as compared to net income of $35.2 million, or $0.66 per share, for the second quarter 2023. The third and second quarter 2023 results reflect significant nonrecurring items related to the Merger.  Core Earnings Power: Return on average assets (“ROAA”) of 1.14% and pre-tax, pre-provision (“PTPP”) ROAA of 1.50%.(1)(4)  Adjusted for merger and nonrecurring adjustments, PTPP ROAA would have been 1.42%.(1)(2)(4)  Net Interest Margin (“NIM”): 4.37% and NIM excluding purchase accounting adjustments (“PAA”) of 3.87%.(1)  Core Funding: 42.1% noninterest-bearing deposits, 1.69% cost of deposits and 1.92% cost of funds.  Regulatory Capital Build: Consolidated total risk based capital ratio increased to 13.42% at September 30, 2023 from 12.39% at December 31, 2022 and Tier 1 leverage ratio increased to 9.82% at September 30, 2023 from 8.55% at December 31, 2022. Q3 2023 Q2 2023 Actual Adjusted(1) Adjusted(1) Net interest margin (tax equivalent)(3) 4.37% 3.87% 4.49% 3.97% Pre-tax, pre-provision income 40,668$ (1) 38,565$ (2) 44,557$ (1) 41,769$ (2) Pre-tax, pre-provision ROAA(3) 1.50% (1) 1.42% (2) 1.66% (1) 1.56% (2) Eff iciency ratio(4) 63.50% 61.05% (2) 60.83% 58.73% (2) Actual (Dollars in thousands)

Third Quarter Deposit Summary 6 Deposit Mix Deposits (in millions) Maintaining Discipline Navigating Competitive Deposit Market As of September 30, 2023: • Retained favorable mix: 42.1% noninterest-bearing deposits • Estimated uninsured deposits, net of collateralized deposits: 44.5% • Average account size of $86 thousand, excluding collateralized deposits • 92.2% loan to deposit ratio • Brokered deposits increased to $579.0 million from $537.8 million at September 30, 2023 from June 30, 2023 . (1) NIB 42.1% IB Demand 16.1% MMDA & Sav. 24.5% CD's 17.3% Q3 2023 Q2 2023 Noninterest-bearing ("NIB") 3,656,288$ 3,713,536$ Interest-bearing demand ("IB Demand") 1,397,492 1,437,509 Money market and savings ("MMDA & Sav") 2,128,950 2,174,073 Certificates and other time ("CDs") 1,503,891 1,441,251 Total deposits 8,686,621$ 8,766,369$ Cost of deposits 1.69% 1.41% Cost of interest-bearing deposits 2.94% 2.52% (Dollars in thousands)

Third Quarter Loan Summary 7 (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. . Loan Portfolio Composition (1) (1) Average Yield / Rate Excl. PAA(1) Average Yield / Rate Excl. PAA(1) Interest-Earning Assets: Loans 8,043,706$ 138,948$ 6.85% 6.24% 7,980,856$ 133,931$ 6.73% 6.10% Securities 1,471,916 9,930 2.68% 1,502,949 10,162 2.71% Deposits in other financial institutions 181,931 2,391 5.21% 209,722 2,865 5.48% Total interest-earning assets 9,697,553$ 151,269$ 6.19% 5.68% 9,693,527$ 146,958$ 6.08% 5.56% (Dollars in thousands) Q3 2023 Q2 2023 Average Outstanding Balance Interest Earned / Interest Paid Average Outstanding Balance Interest Earned / Interest Paid 1-4 Family 12.8% Multifamily RE 5.7% Resi. C&D 3.6% CRE C&D 13.4% CRE 21.6% OO CRE 23.6% C&I 18.6% Consumer & Other 0.7%Q3 2023 Q2 2023 Commercial and Industrial (“C&I”) 1,480,568$ 1,520,503$ Commercial Real Estate (“CRE”) 1,731,467 1,756,289 Owner-occupied CRE (“OO CRE") 1,891,794 1,850,862 Multifamily Real Estate 453,345 431,336 Total Commercial Real Estate 4,076,606 4,038,487 CRE Construction & Development (“CRE C&D”) 1,078,265 1,136,124 1-4 Family Residential ("1-4 Family") 1,024,945 1,009,439 Residential Construction (“Resi. C&D”) 289,553 311,208 Consumer and other 54,591 52,957 Total 8,004,528$ 8,068,718$ (Dollars in thousands)

Third Quarter Asset Quality Summary 8 Nonperforming Loans by Type (1) Combined represents the simple addition of legacy balances for 2022; estimated. Nonperforming assets decreased during the quarter Allowance for credit losses on loans: • As of September 30, 2023, was $93.6 million, or 1.17% of total loans compared to $100.2 million, or 1.24% of total loans as of June 30, 2023 Allowance for credit losses on loans to nonperforming loans: • As of September 30, 2023, was 244.38% compared to 231.14% as of June 30, 2023 C&I 39.2% CRE 35.4% C&D 0.4% 1-4 Family 22.1% Other 2.9% Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans Commercial and industrial 10,337$ 4,634$ 14,971$ Paycheck protection program (PPP) 20 — 20 Commercial real estate (including multi-family residential) 10,820 2,743 13,563 Commercial real estate construction and land development 170 — 170 1-4 family residential (including equity) 6,849 1,593 8,442 Residential construction 635 — 635 Consumer and other 81 409 490 28,912$ 9,379$ 38,291$ (Dollars in thousands) Q3 2023 Q2 2023 Total nonperforming loans 38,291$ 43,349$ Nonperforming loans to total loans 0.48% 0.54% Total nonperforming assets 38,291$ 43,349$ Nonperforming assets to total 0.36% 0.40% Net charge-offs 8,116$ 236$ Net charge-offs to average loans 0.40% 0.01% (Dollars in thousands)

Regulatory Capital Ratios 9 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Year-to-date regulatory capital ratios have grown meaningfully Minimum Required Plus Capital Conservation Buffer Consolidated Capital Ratios Total Capital Ratio (to risk-weighted assets) 13.42% 12.39% 10.50% Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 11.14% 10.04% 7.00% Tier 1 Capital Ratio (to risk-weighted assets) 11.25% 10.15% 8.50% Tier 1 Leverage Ratio (to average tangible assets) 9.82% 8.55% 4.00% Tangible equity to tangible assets (1) 8.37% 7.24% N/A Bank Capital Ratios Total Capital Ratio (to risk-weighted assets) 13.13% 12.02% 10.50% Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 11.63% 10.46% 7.00% Tier 1 Capital Ratio (to risk-weighted assets) 11.63% 10.46% 8.50% Tier 1 Leverage Ratio (to average tangible assets) 10.15% 8.81% 4.00% Q3 2023 Q4 2022

10 Strong Liquidity Profile Stellar is well-positioned to manage through current environment Sources of Liquidity at September 30, 2023 Sources of Liquidity Estimated Uninsured Deposits at September 30, 2023 (1) Brokered deposit capacity is governed by internal policy limits. (Dollars in millions) Cash 302$ Unpledged securities 703 Total on-balance sheet 1,005 FHLB available capacity 2,276 Discount window available capacity 824 Total immediate available liquidity 4,105 Available brokered deposit capacity(1) 1,162 Total available liquidity 5,267$ Amount 106.3% 136.4% Immediate available liquidity coverage of estimated uninsured deposits, net of collateralized deposits Total available liquidity coverage of estimated uninsured deposits, net of collateralized deposits (Dollars in millions) Total deposits 8,687$ Estimated uninsured deposits 4,727 Less: collateralized deposits (866) Estimated uninsured, net of collateralized deposits 3,861$ Percent of total deposits 44.5% Amount

11 Key Takeaways Excellent core funding profile Strong earnings power and franchise value in one of the best markets in the U.S. Key success factors: Credit performance and risk management Significant financial flexibility Positioned for rapid capital-build to continue

4.8% 4.1% 2.1% Houston MSA Texas USA 5.0% 4.4% 2.4% Houston MSA Texas USA 29.8 27.2 12.0 10.2 8.6 7.8 7.6 6.7 5.7 JP Morgan Wells Fargo BofA Zions PNC Stellar Cadence Frost Capital One Prosperity Diverse and Strong Markets of Operation 12 Houston is Diverse, with Significant Economic TailwindsGreater Houston Market  Houston is the #1 most diverse city in the U.S. based on socioeconomic factors, according to Wallet Hub  26th largest economy in the world – if ranked as a country − 15th largest population in the U.S – if ranked as a state  Port Houston is the largest Gulf Coast container port, 1st in foreign tonnage for 26 consecutive years  Houston is home to the Texas Medical Center, the world's largest medical complex, which has 10 million annual patient encounters  Business friendly: #3 among U.S. metro areas in Fortune 500 headquarters (26)  Major business clusters in Beaumont-Port Arthur area include chemical and petroleum manufacturing, materials manufacturing and transportation Top 10 Bank by Deposits in Houston Region(1) ($B) Note: Deposit market share based on FDIC data as of June 30, 2023. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro, Houston.org, Texas Medical Center, and Wallet Hub. $157 Est. Population Growth ’23-’28 Est. Number of Households Growth ’23-’28 Population Change (’18-’23) Median Household Income (’23) Significant Deposit Share Houston MSA: 5.5% Texas: 5.4% / U.S: 2.4% Houston MSA: $74,325 Texas: $71,347 / U.S: $73,503 Stellar has over $8.6 billion in deposits in the Houston region(1) Houston HQ Bank

Professional and Business Services 17% Government 13% Education and Health Services 13% Leisure and Hospitality 10% Retail Trade 9% Manufacturing 7% Construction 6% Transportation, Warehousing, and Utilities 6% Financial Activities 6% Wholesale Trade 5% Other Services 4% Mining and Logging 2% Information 1% 4.6% 5.4% 4.0% 3.2% 2.6% 0.9% 4.7% 6.1% 2.8% 2.9% 2.9% (3.9)% 2.2% (0.6)% Mining and Logging Private Education and Health Services Financial Activities Leisure and Hospitality Professional and Business Services Information Wholesale Trade Transportation, Warehousing, and Utilities Government Total Nonfarm Manufacturing Construction Retail Trade Other Services Diversified and Growing Economy 13 1) Data is preliminary as of September 2023, from the U.S. Bureau of Labor Statistics Source: U.S. Bureau of Labor Statistics Houston vs. U.S. Job Change by Industry (Sept ‘22 – Sept. ‘23)(1) Diversified Economy by Job Sector(1) Commentary  Houston’s economy has become much more diversified over the years, while remaining the energy capital of the United States  Houston's largest job sector, professional and business services, recovered faster than U.S. and has shown sector growth  Financial activities showed a large gain over the last year versus the United States United States Houston MSA

2.0 3.0 4.0 5.0 6.0 7.0 2.0 2.5 3.0 3.5 2007 2009 2011 2013 2015 2017 2019 2021 2023 Houston is a Resilient Market 14  Since the Great Recession, Houston has proven its resiliency, weathering economic cycles and natural disasters − Houston welcomed 2.1 million new residents and created over 905 thousand jobs since 2007 P op u lation (M ) O il Pr ic e D ec lin e G re at R ec es si on Ik e H ar ve y C O V ID -1 9 E m p lo ym en t ( M ) Employment Population1) Data is preliminary as of September 2023, from the U.S. Bureau of Labor Statistics Source: U.S. Bureau of Labor Statistics, Texas Workforce Commission

302,570 (300,000) (200,000) (100,000) 0 100,000 200,000 300,000 400,000 H ou st on D al la s N ew Y or k A tla nt a Ph oe ni x M ia m i Ta m pa Se at tl e R iv er si de B os to n D en ve r W as hi ng to n Sa n Fr an ci sc o M in ne ap ol is Ph ila de lp hi a Sa n D ie go B al ti m or e D et ro it Lo s A ng el es C hi ca go Houston’s Growth Projected to Continue 15 Source: S&P Capital IQ Pro as of June 30, 2022; Oxford Economics, December 2022, CBRE Research. 2010-2023 Population Change (%) Houston has the highest projected net migration 20 most populated metros 5.20% 1.35% 0.46% 24.61% 24.45% 19.57% 8.34% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. • Houston has seen tremendous growth over the past ten years, aided by the relocation of multiple Fortune 500 companies • The growth is not expected to stop any time soon either, as it is projected to see the largest net migration compared to the top 30 most populated metros • The continued growth of the Houston metro will strengthen and diversify the greater economy, benefiting the businesses and constituents Houston is projected to add over 302,000 people by net migration in the next 5 years – a 60,500/year average

$92,662 $86,611 $83,193 $81,625 $74,325 $71,347 $73,503 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. $787,500 $978,000 $335,000 $385,000 $330,000 $341,700 $400,528 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. 8.5x 11.3x 4.0x 4.7x 4.4x 4.8x 5.4x New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. Housing Market and Cost of Living 16 • Cost of living in Houston is 8.3% less than that of the U.S. market average while the median household income is above the U.S. median • Houston is #2 in U.S. annual new home starts and closing, only behind Dallas 2 0 2 3 M ed ia n H o u se h o ld I n co m e 2 0 2 3 M ed ia n H o m e P ri ce H H I to M ed ia n H o m e P ri ce R at io

Appendix: Non-GAAP Reconciliation(1) 17 (1) See the disclosure under the heading “GAAP Reconciliation of Non-GAAP Financial Measures” on slide 2 regarding the use of non-GAAP financial measures. (2) Annualized. Net income $ 30,908 $ 35,175 (+) Provision for credit losses 2,315 1,915 (+) Provision for income taxes 7,445 7,467 Pre-tax, pre-provision Income $ 40,668 $ 44,557 Total average assets $ 10,741,295 $ 10,740,138 Pre-tax, pre-provision return on average assets(2) 1.50% 1.66% Pre-tax, pre-provision income $ 40,668 $ 44,557 (+) Acquisition and merger-related expenses 3,421 2,897 (+) Amortization of intangibles 6,876 6,881 (-) Purchase accounting accretion 12,400 12,572 (-) (Loss) gain on sale of assets - (6) Adjusted pre-tax, pre-provision net income $ 38,565 $ 41,769 Adjusted pre-tax, pre-provision return on average assets(2) 1.42% 1.56% Total noninterest expense $ 70,748 $ 69,207 (+) Acquisition and merger-related expenses 3,421 2,897 (+) Amortization of intangibles 6,876 6,881 Net interest income 106,721 108,281 (-) Purchase accounting accretion 12,400 12,572 Total noninterest income 4,695 5,483 (-) (Loss) gain on sale of assets - (6) Adjusted efficiency ratio 61.05% 58.73% Q3 2023 Q2 2023 (Dollars in thousands) Total shareholders' equity $ 1,460,846 $ 1,458,680 (-) Goodw ill and core deposit intangibles, net 620,262 627,065 Tangible shareholders' equity $ 840,584 $ 831,615 Total assets $ 10,665,460 $ 10,778,351 (-) Goodw ill and core deposit intangibles, net 620,262 627,065 Tangible assets $ 10,045,198 $ 10,151,286 Tangible equity to tangible assets 8.37% 8.19% Net interest income (tax equivalent) $ 106,919 $ 108,509 (-) Purchase accounting accretion 12,400 12,572 Adjusted net interest income (tax equivalent) $ 94,519 $ 95,937 Average earning assets $ 9,697,553 $ 9,693,527 Net interest margin (tax equivalent)(2) 4.37% 4.49% Net interest margin (tax equivalent) excluding PAA(2) 3.87% 3.97% Interest on loans, as reported $ 138,948 $ 133,931 (-) Purchase accounting accretion (loans) 12,400 12,572 Interest on loans w ithout loan discount accretion $ 126,548 $ 121,359 Average loans $ 8,043,706 $ 7,980,856 Loan yield, as reported 6.85% 6.73% Loan yield, w ithout discount accretion 6.24% 6.10% Q3 2023 Q2 2023 (Dollars in thousands)

18 NYSE: STEL